UBS Investment Bank

Fixed Bid Stratification

15yr AltA Investor pool 12-12

Pool Summary		COUNT	UPB	%
Conforming		455	$56,717,983.00	100.00%
Total:		455	$56,717,983.00	100.00%
Data as of Date: 2003-12-01
AVG UPB: $124,654.91
GROSS WAC: 5.4700%
NET WAC: 5.220%
% SF/PUD: 48.32%
% FULL/ALT: 92.85%
% CASHOUT: 37.03%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 54.31%
% FICO > 679: 82.40%
% NO FICO: 0.82%
WA FICO: 730
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 45.16%
Latest Maturity Date: 20181201
Loans with Prepay Penalties:	0.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	49	$1,889,322.00	3.33%
$50,000.01 - $100,000.00	176	13,472,355.00	23.75
$100,000.01 - $150,000.00	107	13,074,436.00	23.05
$150,000.01 - $200,000.00	54	9,637,775.00	16.99
$200,000.01 - $250,000.00	36	8,014,435.00	14.13
$250,000.01 - $300,000.00	15	4,224,610.00	7.45
$300,000.01 - $350,000.00	11	3,543,950.00	6.25
$350,000.01 - $400,000.00	4	1,586,000.00	2.80
$400,000.01 - $450,000.00	3	1,275,100.00	2.25
Total:	455	$56,717,983.00	100.00%
Minimum: $12,250.00
Maximum: $450,000.00
Average: $124,654.91

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	49	$1,889,322.00	3.33%
$50,000.01 - $100,000.00	176	13,472,355.00	23.75
$100,000.01 - $150,000.00	107	13,074,436.00	23.05
$150,000.01 - $200,000.00	54	9,637,775.00	16.99
$200,000.01 - $250,000.00	36	8,014,435.00	14.13
$250,000.01 - $300,000.00	15	4,224,610.00	7.45
$300,000.01 - $350,000.00	11	3,543,950.00	6.25
$350,000.01 - $400,000.00	4	1,586,000.00	2.80
$400,000.01 - $450,000.00	3	1,275,100.00	2.25
Total:	455	$56,717,983.00	100.00%
Minimum: $12,250.00
Maximum: $450,000.00
Average: $124,654.91

Gross Rate		COUNT	UPB	%
4.251% - 4.500%		10	$882,559.00	1.56%
4.501% - 4.750%		21	2,897,273.00	5.11
4.751% - 5.000%		66	7,474,478.00	13.18
5.001% - 5.250%		53	6,521,590.00	11.50
5.251% - 5.500%		114	16,890,974.00	29.78
5.501% - 5.750%		67	8,592,135.00	15.15
5.751% - 6.000%		76	8,734,925.00	15.40
6.001% - 6.250%		36	3,587,949.00	6.33
6.251% - 6.500%		11	977,100.00	1.72
6.501% - 6.750%		1	159,000.00	0.28
Total:		455	$56,717,983.00	100.00%
Minimum: 4.375%
Maximum: 6.625%
Weighted Average:	5.470%

Net Rate		COUNT	UPB	%
4.001% - 4.250%		10	$882,559.00	1.56%
4.251% - 4.500%		21	2,897,273.00	5.11
4.501% - 4.750%		66	7,474,478.00	13.18
4.751% - 5.000%		53	6,521,590.00	11.50
5.001% - 5.250%		114	16,890,974.00	29.78
5.251% - 5.500%		67	8,592,135.00	15.15
5.501% - 5.750%		76	8,734,925.00	15.40
5.751% - 6.000%		36	3,587,949.00	6.33
6.001% - 6.250%		11	977,100.00	1.72
6.251% - 6.500%		1	159,000.00	0.28
Total:		455	$56,717,983.00	100.00%
Minimum: 4.125%
Maximum: 6.375%
Weighted Average:	5.220%

Original Term to Maturity		COUNT	UPB	%
121 - 180		455	$56,717,983.00	100.00%
Total:		455	$56,717,983.00	100.00%
Minimum: 180
Maximum: 180
Weighted Average:	180

Remaining Term to Stated Maturity		COUNT	UPB	%
121 - 180		455	$56,717,983.00	100.00%
Total:		455	$56,717,983.00	100.00%
Minimum: 171
Maximum: 180
Weighted Average:	179

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

C:\Temp\CasMasterSR.cas	Dec 12, 2003 10:47	Page 1 of 3

UBS Investment Bank

Fixed Bid Stratification

15yr AltA Investor pool 12-12

Seasoning		COUNT	UPB	%	Loan To Value Ratio	COUNT	UPB	%
<= 0		32	$3,152,724.00	5.56%	5.001% - 10.000%	2	$253,200.00	0.45%
1 – 1		270	32,964,858.00	58.12	10.001% - 15.000%	3	204,262.00	0.36
2 – 2		119	15,922,076.00	28.07	15.001% - 20.000%	10	786,502.00	1.39
3 – 3		23	3,372,749.00	5.95	20.001% - 25.000%	13	1,663,338.00	2.93
4 – 4		8	998,776.00	1.76	25.001% - 30.000%	27	2,940,585.00	5.18
6 – 6		2	219,800.00	0.39	30.001% - 35.000%	22	3,118,792.00	5.50
7 – 12		1	87,000.00	0.15	35.001% - 40.000%	31	3,832,905.00	6.76
					40.001% - 45.000%	34	4,577,426.00	8.07
Total:		455	$56,717,983.00	100.00%
					45.001% - 50.000%	42	5,512,265.00	9.72
Minimum:	0				50.001% - 55.000%	38	4,921,502.00	8.68
Maximum:	9				55.001% - 60.000%	45	6,455,965.00	11.38
Weighted Average: 1					60.001% - 65.000%	32	3,784,543.00	6.67
					65.001% - 70.000%	56	7,878,590.00	13.89
					70.001% - 75.000%	39	4,893,504.00	8.63
					75.001% - 80.000%	52	5,157,544.00	9.09
FICO Scores		COUNT	UPB	%
					80.001% - 85.000%	3	352,500.00	0.62
0 – 0		5	$462,551.00	0.82%	85.001% - 90.000%	6	384,560.00	0.68
580 – 589		2	159,000.00	0.28
					Total:	455	$56,717,983.00	100.00%
590 – 599		3	240,000.00	0.42
600 – 609		6	889,300.00	1.57	Minimum: 9.26%
610 – 619		2	172,805.00	0.30	Maximum: 90.00%
620 – 629		6	383,139.00	0.68	Weighted Average: 54.31%
630 – 639		8	624,495.00	1.10
640 – 649		10	1,692,000.00	2.98
650 – 659		9	1,154,550.00	2.04
					Combined Loan To Value Ratio	COUNT	UPB	%
660 – 669		15	1,700,817.00	3.00
670 – 679		21	2,506,350.00	4.42	5.001% - 10.000%	2	$253,200.00	0.45%
680 – 689		18	1,932,550.00	3.41	10.001% - 15.000%	3	204,262.00	0.36
690 – 699		24	2,253,357.00	3.97	15.001% - 20.000%	10	786,502.00	1.39
700 – 709		24	3,263,681.00	5.75	20.001% - 25.000%	13	1,663,338.00	2.93
710 – 719		31	3,425,300.00	6.04	25.001% - 30.000%	27	2,940,585.00	5.18
720 – 729		31	4,843,585.00	8.54	30.001% - 35.000%	22	3,118,792.00	5.50
730 – 739		32	3,789,738.00	6.68	35.001% - 40.000%	31	3,832,905.00	6.76
740 – 749		21	2,939,173.00	5.18	40.001% - 45.000%	34	4,577,426.00	8.07
750 – 759		34	4,400,677.00	7.76	45.001% - 50.000%	42	5,512,265.00	9.72
760 – 769		61	8,513,829.00	15.01	50.001% - 55.000%	38	4,921,502.00	8.68
770 – 779		33	4,020,187.00	7.09	55.001% - 60.000%	45	6,455,965.00	11.38
780 – 789		22	2,568,400.00	4.53	60.001% - 65.000%	32	3,784,543.00	6.67
790 – 799		23	2,697,699.00	4.76	65.001% - 70.000%	56	7,878,590.00	13.89
800 – 809		10	1,643,800.00	2.90	70.001% - 75.000%	39	4,893,504.00	8.63
810 – 819		4	441,000.00	0.78	75.001% - 80.000%	52	5,157,544.00	9.09
					80.001% - 85.000%	3	352,500.00	0.62
Total:		455	$56,717,983.00	100.00%
					85.001% - 90.000%	6	384,560.00	0.68
Minimum:	0
					Total:	455	$56,717,983.00	100.00%
Maximum:	812
Weighted Average: 730					Minimum: 9.26%
					Maximum: 90.00%
					Weighted Average: 54.31%

					DTI	COUNT	UPB	%
					<= 0.000%	455	$56,717,983.00	100.00%
					Total:	455	$56,717,983.00	100.00%
					Minimum: 0.000%
					Maximum: 0.000%
					Weighted Average: 0.000%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

C:\Temp\CasMasterSR.cas	Dec 12, 2003 10:47	Page 2 of 3

UBS Investment Bank

Fixed Bid Stratification

15yr AltA Investor pool 12-12

Geographic Concentration	COUNT	UPB	%	Loan Purpose	COUNT	UPB	%
California	177	$25,615,894.00	45.16%	Rate & Term Refi	242	$28,429,239.00	50.12%
New York	37	5,527,721.00	9.75	Cash Out Refi	153	21,005,199.00	37.03
New Jersey	15	1,944,585.00	3.43	Purchase	60	7,283,545.00	12.84
Illinois	13	1,753,060.00	3.09
				Total:	455	$56,717,983.00	100.00%
Hawaii	9	1,693,901.00	2.99
Maryland	15	1,629,500.00	2.87
Pennsylvania	18	1,593,033.00	2.81
Nevada	12	1,553,181.00	2.74	Document Type	COUNT	UPB	%
Arizona	16	1,481,650.00	2.61
				Alternate	415	$52,664,900.00	92.85%
Florida	17	1,315,445.00	2.32
				Streamline	35	3,607,107.00	6.36
Virginia	13	1,278,900.00	2.25
				Unknown	5	445,976.00	0.79
Ohio	9	1,237,350.00	2.18
North Carolina	13	1,220,975.00	2.15	Total:	455	$56,717,983.00	100.00%
Colorado	7	908,487.00	1.60
Texas	10	764,000.00	1.35
Missouri	7	730,450.00	1.29
				Property Type	COUNT	UPB	%
Massachusetts	4	639,300.00	1.13
Washington	6	575,600.00	1.01	Single Family	238	$27,403,344.00	48.32%
Connecticut	4	519,678.00	0.92	Two Family	69	10,466,137.00	18.45
New Mexico	3	474,976.00	0.84	Low Rise Condo (2-4 floors)	76	7,667,263.00	13.52
District Of Columbia	4	422,050.00	0.74	Four Family	30	5,002,888.00	8.82
Idaho	4	354,900.00	0.63	Three Family	12	2,385,112.00	4.21
Michigan	5	350,100.00	0.62	Townhouse	17	1,745,489.00	3.08
Arkansas	5	337,400.00	0.59	High Rise Condo (gt 8 floors)	7	1,070,250.00	1.89
South Carolina	4	327,900.00	0.58	Mid Rise Condo (4-8 floors)	6	977,500.00	1.72
Wisconsin	3	310,476.00	0.55
				Total:	455	$56,717,983.00	100.00%
Georgia	5	303,753.00	0.54
Utah	1	250,000.00	0.44
Delaware	2	198,500.00	0.35
Wyoming	2	195,700.00	0.35	Occupancy	COUNT	UPB	%
Kentucky	2	184,000.00	0.32
				Investor Occupied	455	$56,717,983.00	100.00%
Indiana	2	168,768.00	0.30
Tennessee	2	165,000.00	0.29	Total:	455	$56,717,983.00	100.00%
Iowa	1	126,500.00	0.22
Oklahoma	2	119,835.00	0.21
West Virginia	1	97,000.00	0.17
				Prepayment Penalty (Months)	COUNT	UPB	%
Minnesota	1	94,500.00	0.17
Alaska	1	88,000.00	0.16	0.000	455	$56,717,983.00	100.00%
Montana	1	87,000.00	0.15
				Total:	455	$56,717,983.00	100.00%
Mississippi	1	46,965.00	0.08
Louisiana	1	31,950.00	0.06	wa Term: 0.000
Total:	455	$56,717,983.00	100.00%

				Balloon Flag	COUNT	UPB	%
North-South CA	COUNT	UPB	%	Not a Balloon Loan	455	$56,717,983.00	100.00%
North CA	68	$10,339,218.00	18.23%	Total:	455	$56,717,983.00	100.00%
South CA	109	15,276,676.00	26.93
States Not CA	278	31,102,089.00	54.84
Total:	455	$56,717,983.00	100.00%	Mortgage Ins.	COUNT	UPB	%
				GEMICO	3	$352,500.00	0.62%
				PMI Mortgage Insurance	1	26,910.00	0.05
Zip Code Concentration	COUNT	UPB	%	Republic Mortgage Insurance	3	221,300.00	0.39
				United Guaranty	2	136,350.00	0.24
94087	2	$700,000.00	1.23%
				LTV <=80	446	55,980,923.00	98.70
91780	3	650,962.00	1.15
10021	2	556,000.00	0.98	Total:	455	$56,717,983.00	100.00%
91206	2	544,500.00	0.96
94117	2	533,300.00	0.94	% LTV > 80 NO MI: 0.00%
Other	444	53,733,221.00	94.74
Total:	455	$56,717,983.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

C:\Temp\CasMasterSR.cas	Dec 12, 2003 10:47	Page 3 of 3